Exhibit 99.13(b)

                                                                EXECUTION COPY





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                MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT



                             --------------------


                     MORGAN STANLEY MORTGAGE CAPITAL INC.


                                   Purchaser


                                      and


                           WILMINGTON FINANCE INC.,


                                    Seller



                             --------------------


                         Dated as of November 1, 2006


                                 Conventional,
       Fixed and Adjustable Rate, Prime/Alt-A Residential Mortgage Loans


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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1.   DEFINITIONS.....................................................1

SECTION 2.   AGREEMENT TO PURCHASE..........................................13

SECTION 3.   MORTGAGE SCHEDULES.............................................14

SECTION 4.   PURCHASE PRICE.................................................14

SECTION 5.   EXAMINATION OF MORTGAGE FILES..................................15

SECTION 6.   CONVEYANCE FROM SELLERS TO PURCHASER...........................15

SECTION 7.   SERVICING OF THE MORTGAGE LOANS................................17

SECTION 8.   TRANSFER OF SERVICING..........................................19

SECTION 9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
             SELLER; REMEDIES FOR BREACH....................................21

SECTION 10.  CLOSING........................................................41

SECTION 11.  CLOSING DOCUMENTS..............................................41

SECTION 12.  COSTS..........................................................43

SECTION 13.  COOPERATION OF SELLER WITH A RECONSTITUTION....................43

SECTION 14.  THE SELLER.....................................................44

SECTION 15.  FINANCIAL STATEMENTS...........................................46

SECTION 16.  MANDATORY DELIVERY; GRANT OF SECURITY INTEREST.................46

SECTION 17.  NOTICES........................................................47

SECTION 18.  SEVERABILITY CLAUSE............................................48

SECTION 19.  COUNTERPARTS...................................................48

SECTION 20.  GOVERNING LAW..................................................48

SECTION 21.  INTENTION OF THE PARTIES.......................................48

SECTION 22.  SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT.......49


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SECTION 23.  WAIVERS........................................................49

SECTION 24.  EXHIBITS.......................................................49

SECTION 25.  GENERAL INTERPRETIVE PRINCIPLES................................49

SECTION 26.  REPRODUCTION OF DOCUMENTS......................................50

SECTION 27.  FURTHER AGREEMENTS.............................................50

SECTION 28.  RECORDATION OF ASSIGNMENTS OF MORTGAGE.........................50

SECTION 29.  NO SOLICITATION................................................50

SECTION 30.  WAIVER OF TRIAL BY JURY........................................51

SECTION 31.  GOVERNING LAW JURISDICTION; CONSENT TO SERVICE OF PROCESS......51

SECTION 32.  CONFIDENTIALITY................................................51

SECTION 33.  COMPLIANCE WITH REGULATION AB..................................52


                                   EXHIBITS

EXHIBIT A    CONTENTS OF EACH MORTGAGE FILE

EXHIBIT B    [RESERVED]

EXHIBIT C    FORM OF SELLER'S OFFICER'S CERTIFICATE

EXHIBIT D    [RESERVED]

EXHIBIT E    FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT F    FORM OF SECURITY RELEASE CERTIFICATION

EXHIBIT G    FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

EXHIBIT H    UNDERWRITING GUIDELINES

EXHIBIT I    FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT


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                MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT
                -----------------------------------------------

          This MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT (the "Agreement"), dated as of November 1, 2006, by and between Morgan Stanley Mortgage Capital Inc., a New York corporation, having an office at 1585 Broadway, 2nd Floor, New York, New York 10036 (the "Purchaser") and WILMINGTON FINANCE INC., a Delaware corporation, having an office at 401 Plymouth Road, Suite 400, Plymouth Meeting, Pennsylvania 19462 (the "Seller").


                             W I T N E S S E T H:


          WHEREAS, the Seller desires to sell, from time to time, to the Purchaser on a nonexclusive basis, and the Purchaser desires to purchase, from time to time, from the Seller, without recourse to the Seller but subject to the terms of this Agreement, certain first and second lien, adjustable-rate and fixed-rate prime/Alt-A residential mortgage loans (the "Mortgage Loans") on a servicing released basis as described herein, and which shall be delivered in pools of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date");

          WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package;

          WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

          WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer or a public or private, rated or unrated mortgage Securitization Transaction;

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

          SECTION 1. Definitions.

          For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

          Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.


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          Act: The National Housing Act, as amended from time to time.

          Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to this Agreement.

          Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

          Agreement: This Mortgage Loan Purchase and Warranties Agreement and all amendments hereof and supplements hereto.

          ALTA: The American Land Title Association or any successor thereto.

          Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

          Assignment and Conveyance Agreement: As defined in Subsection 6.01.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

          Balloon Mortgage Loan: Any Mortgage Loan (a) that requires only payments of interest until the stated maturity date of the Mortgage Loan or
(b) for which Monthly Payments of principal (not including the payment due on its stated maturity date) are based on an amortization schedule that would be insufficient to fully amortize the principal thereof by the stated maturity date of the Mortgage Loan.

          Business Day: Any day other than (i) a Saturday or Sunday, (ii) a day on which banking and savings and loan institutions, in the State of New York or the State in which either Seller's servicing operations are located or
(iii) the state in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

          Closing Date: The date or dates on which the Purchaser from time to time shall purchase, and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

          CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same


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Mortgaged Property to (b) the Appraised Value as determined pursuant to the
Underwriting Guidelines of the related Mortgaged Property as of the origination of the Second Lien Loan.

          Code: Internal Revenue Code of 1986, as amended.

          Commission: The United States Securities and Exchange Commission.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

          Custodial Agreement: The agreement(s) governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents. If more than one Custodial Agreement is in effect at any given time, all of the individual Custodial Agreements shall collectively be referred to as the "Custodial Agreement."

          Custodian: LaSalle Bank, National Association, a national banking association, and its successors in interest or any successor to the Custodian under the Custodial Agreement as therein provided.

          Cut-off Date: The date or dates designated as such on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

          Deemed Material and Adverse Representation: Each representation and warranty identified as such in Subsection 9.02 of this Agreement.

          Deleted Mortgage Loan: A Mortgage Loan that is repurchased or replaced or to be replaced with a Qualified Substitute Mortgage Loan by the Seller in accordance with the terms of this Agreement.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Determination Date: The second Business Day of the month in which the related Remittance Date occurs.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Eligible Account: Any of (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's or Prime-1 by Moody's (or a comparable rating if another Rating Agency is


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specified by the Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

          Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

          Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

          Fannie Mae Transfer: As defined in Section 13.

          FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

          First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

          Fitch: Fitch, Inc., or its successor in interest.

          Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

          Freddie Mac Transfer: As defined in Section 13.

          Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

          High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), (b) with an "annual percentage rate" or total "points and fees" payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R.


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ss. 226.32(a)(1)(i) and (ii), (c) classified as a "high cost home,"
"threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

          Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

          HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to Mortgage Insurance issued by the FHA. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association.

          Index: The index indicated in the related Mortgage Note for each Adjustable Rate Mortgage Loan.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

          Interim Funder: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the interim funder pursuant to the MERS Procedures Manual.

          Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

          Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the related Mortgage Loan Schedule.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.


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          Loan Performance Information: As defined in Subsection 34.03(e).

          Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

          Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July 15, 1976, by the Department of Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

          MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, and its successors in interest.

          MERS Designated Mortgage Loan: Mortgage Loans for which (a) the Seller has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Seller, in accordance with MERS Procedures Manual and (b) the Seller has designated or will designate the Purchaser as the Investor on the MERS System.

          MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

          MERS Report: The report from the MERS System listing MERS Designated Mortgage Loans and other information.

          MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Moody's: Moody's Investors Service, Inc., and any successor thereto.

          Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on the Mortgaged Property.


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          Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

          Mortgage Interest Rate Cap: With respect to an Adjustable Rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

          Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the applicable Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

          Mortgage Loan Documents: The documents required to be delivered to the Custodian pursuant to Subsection 6.03 hereof with respect to any Mortgage Loan.

          Mortgage Loan Package: Each pool of Mortgage Loans, which shall be purchased by the Purchaser from the Seller from time to time on each Closing Date.

          Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgagor is self-employed; (5) a code indicating whether the Mortgaged Property is owner-occupied; (6) the number and type of residential units constituting the Mortgaged Property; (7) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(8) with respect to each First Lien Loan, the Loan-to-Value Ratio at origination, and with respect to each Second Lien Loan, the CLTV at origination; (9) the Mortgage Interest Rate as of the related Cut-off Date;
(10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the first payment date; (13) the amount of the Monthly Payment as of the related Cut-off Date; (14) the last payment date on which a payment was actually applied to the outstanding principal balance; (15) the original principal amount of the Mortgage Loan;
(16) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (17) delinquency status as of the related Cut-off Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Interest Rate Adjustment Date; (19) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (20) with respect to each Adjustable Rate Mortgage Loan, the Lifetime Rate Cap under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, a code indicating the type of Index; (22) the


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type of Mortgage Loan (i.e., Fixed or Adjustable Rate Mortgage Loan, First or
Second Lien Loan); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e., full, alternative or reduced); (25) asset verification (Y/N); (26) the loan credit classification (as described in the Underwriting Guidelines); (27) whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score); (30) the date of origination; (31) with respect to Adjustable Rate Mortgage Loans, the Mortgage Interest Rate adjustment period; (32) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment percentage; (33) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate floor; (34) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate Cap as of the first Interest Rate Adjustment Date; (35) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap subsequent to the first Interest Rate Adjustment Date;
(36) with respect to each Adjustable Rate Mortgage Loan, a code indicating whether the Mortgage Loan provides for negative amortization; (37) with respect to each Adjustable Rate Mortgage Loan with negative amortization, the negative amortization limit; (38) a code indicating whether the Mortgage Loan is a Home Loan; (39) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) a code indicating the PMI Policy provider and percentage of coverage, if applicable; (43) Appraised Value; (44) appraisal type; (45) automated valuation model (AVM); (46) appraisal date;
(47) with respect to the related Mortgagor, the debt-to-income ratio; (48) whether the Mortgage Loan has Monthly Payments that are interest-only for a period of time, and the interest-only period, if applicable (and with respect to each Second Lien Loan, whether the related first lien mortgage loan has monthly payments that are interest-only for a period of time, and the interest-only period, if applicable); (49) the social security number of the Mortgagor; (50) a code indicating whether the Mortgagor's race and/or ethnicity is (i) native American or Alaskan native, (ii) Asian/Pacific islander, (iii) African American, (iv) white, (v) Hispanic or Latino, (vi) other minority, (vii) not provided by the Mortgagor, (viii) not applicable (if the Mortgagor is an entity) and (ix) unknown or missing; (51) a description of the Prepayment Penalty, if applicable, including whether the applicable Prepayment Penalty provision is "hard" or "soft"; and (52) a code indicating whether the Mortgage Loan is a MERS Designated Mortgage Loan and the MERS Identification Number, if applicable. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the applicable Cut-off Date; and (6) the applicable Closing Date.

          Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

          Mortgaged Property: With respect to each Mortgage Loan, the Mortgagor's real property securing repayment of a related Mortgage Note, consisting of an unsubordinated estate in fee simple or, with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate, in a single parcel or multiple parcels of real property improved by a Residential Dwelling.


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          Mortgagor: The obligor on a Mortgage Note.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

          Periodic Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Rate Cap for each Adjustable Rate Mortgage Loan is the rate set forth as such on the related Mortgage Loan Schedule.

          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          PMI Policy: A policy of primary mortgage guaranty insurance issued by an insurer acceptable under the Underwriting Guidelines and qualified to do business in the jurisdiction where the Mortgaged Property is located.

          Preliminary Mortgage Schedule: As defined in Section 3.

          Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loans purchased on such Closing Date as calculated in Section 4 of this Agreement.

          Purchase Price and Terms Agreement: Those certain agreements setting forth the general terms and conditions of the transactions consummated herein and identifying the Mortgage Loans to be purchased from time to time hereunder, by and between the Seller and the Purchaser.

          Purchaser: Morgan Stanley Mortgage Capital Inc., a New York corporation, and its successors in interest and assigns, or any successor to the Purchaser under this Agreement as herein provided.

          Qualified Appraiser: An appraiser, accepted by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

          Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own accounts or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

          Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be remitted to the Purchaser by the Seller in accordance with the terms of this Agreement in the month of substitution); (ii) have a Mortgage Interest Rate not less than and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same Mortgage Interest Rate
Caps); and (v) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 9.

          Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Purchaser.

          Reconstitution: A Whole Loan Transfer or a Securitization
Transaction.

          Reconstitution Agreement: As defined in Section 13.

          Reconstitution Date: As defined in Section 13.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Relief Act: The Servicemembers' Civil Relief Act.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

          Remittance Date: The fifth Business Day of any month, beginning with the first Remittance Date after the related Closing Date.

          Repurchase Price: With respect to any Mortgage Loan, a price equal to (a) during the first year immediately following the related Closing Date, an amount equal to the percentage of par as stated in the related Purchase Price and Terms Agreement multiplied by the then outstanding principal balance of such Mortgage Loan as of the date of such repurchase, plus accrued interest on such Mortgage Loan at the Mortgage Interest Rate from the date to which interest had last been paid through the day immediately preceding the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, plus all costs and expenses incurred by the Purchaser arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder,
(b) during the second year following the Closing Date, an amount equal to the product of (i) 100% plus an amount equal to (A) a fraction, whose numerator is equal to 12 less the number of months since the first anniversary of the Closing Date and whose denominator is equal to 12, multiplied by (B) the percentage of par as stated in the related Purchase Price and Terms Agreement less 100%, multiplied by (ii) the then outstanding principal balance of such Mortgage Loan as of the date of such repurchase, plus accrued interest on such Mortgage Loan at the Mortgage Interest Rate from the date to which interest had last been paid through the day immediately preceding the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, plus all costs and expenses incurred by the Purchaser arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, and (c) thereafter, an amount equal to the then outstanding principal balance of such Mortgage Loan as of the date of such repurchase plus accrued interest on such Mortgage Loan at the Mortgage Interest Rate from the date to which interest had last been paid through the day immediately preceding the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, plus all costs and expenses incurred by the Purchaser arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder.

          Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project or (iv) a one-family dwelling in a planned unit development, none of which is a dwelling unit in a residential cooperative housing corporation, mobile home or Manufactured Home.

          RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

          Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Seller: As defined in the initial paragraph of the Agreement, together with its successors in interest.

          Sellers: As defined in the initial paragraph of the Agreement.

          Seller Information: As defined in Subsection 33.04(a).

          Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

          Servicing Representations and Warranties: The representations and warranties set forth in Subsection 9.02(a), (f), (h), (ii), (ll), (mm) and
(qq).

          Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

          Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

          Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

          Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

          Successor Servicer: Any servicer of one or more Mortgage Loans designated by the Purchaser as being entitled to the benefits of the indemnifications set forth in Subsections 9.03 and 14.01.

          Stated Principal Balance: As to each Mortgage Loan on any date of determination, (i) the principal balance of such Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, to the extent actually received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal on such Mortgage Loan.

          Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

          Transfer Date: The date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the Mortgage Loans with respect to the related Mortgage Loan Package, and the Seller shall cease all servicing responsibilities. Such date shall occur on the day indicated by the Purchaser to the Seller in the related Purchase Price and Terms Agreement.

          Underwriting Guidelines: The underwriting guidelines of the Seller, a copy of which is attached as an exhibit to the related Assignment and Conveyance.

          Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

          SECTION 2. Agreement to Purchase.

          The Seller agrees to sell from time to time on a nonexclusive basis, and the Purchaser agrees to purchase from time to time without recourse to the Seller but subject to the representations and warranties and terms contained in this Agreement, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Agreement, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on each Closing Date.

          SECTION 3. Mortgage Schedules.

          The Seller from time to time shall provide the Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased on each Closing Date in accordance with the related Purchase Price and Terms Agreement and this Agreement (each, a "Preliminary Mortgage Schedule").

          The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date. The related Mortgage Loan Schedule shall be the related Preliminary Mortgage Schedule with those Mortgage Loans which have not been funded prior to the related Closing Date deleted.

          SECTION 4. Purchase Price.

          The Purchase Price for each Mortgage Loan shall be the percentage of par as stated in the related Purchase Price and Terms Agreement (subject to adjustment as provided therein), multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Mortgage Loan Schedule, after application of scheduled payments of principal due on or before the related Cut-off Date, but only to the extent such payments were actually received. The initial principal amount of the related Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date. If so provided in the related Purchase Price and Terms Agreement, portions of the Mortgage Loans shall be priced separately.

          In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the current principal amount of the related Mortgage Loans as of the related Cut-off Date at the weighted average Mortgage Interest Rate of those Mortgage Loans. The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid to the Seller by wire transfer of immediately available funds to an account designated by the Seller in writing.

          The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date, and (3) all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date, to the extent actually collected, together with any unscheduled principal prepayments collected prior to such Cut-off Date; provided, however, that payments of scheduled principal and interest paid prior to such Cut-off date, but to be applied on a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts shall be the property of the Purchaser and shall be remitted by the Seller to the Purchaser on the next Remittance Date.

          SECTION 5. Examination of Mortgage Files.

          At least ten (10) Business Days prior to the related Closing Date, the Seller shall (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at the Seller's place of business in Plymouth Meeting, Pennsylvania. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and reasonably determines, in good faith, that any Mortgage Loans are unacceptable to the Purchaser for any reason, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule, and may be replaced, at the Seller's option, by a Qualified Substitute Mortgage Loan (or Loans) acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Seller, purchase some or all of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided herein.

          SECTION 6. Conveyance from Sellers to Purchaser.

          Subsection 6.01 Conveyance of Mortgage Loans.

          The Seller shall execute and deliver an Assignment and Conveyance Agreement in the form attached hereto as Exhibit G (the "Assignment and Conveyance Agreement"). The Seller shall cause the Servicing File retained by the Seller pursuant to this Agreement to be appropriately identified in the Seller's computer system and/or books and records, as appropriate, to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release from their custody the contents of any Servicing File retained by it only in accordance with this Agreement.

          Subsection 6.02 Books and Records.

          Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, an Affiliate of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall select; provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller in trust for the benefit of the Purchaser or the appropriate designee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

          The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in their possession, available for inspection by the Purchaser, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of prudent mortgage lenders who originate mortgage loans similar to the Mortgage Loans in the jurisdiction where the Mortgaged Property is located, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property and documentation evidencing insurance coverage. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche so long as the Seller complies with the requirements of the Fannie Mae Guides or prudent mortgage lenders who originate mortgage loans similar to the Mortgage Loans in the jurisdiction where the Mortgaged Property is located.

          The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

          Subsection 6.03 Delivery of Mortgage Loan Documents.

          The Seller shall deliver and release to the Custodian no later than two (2) Business Days prior to the related Closing Date those Mortgage Loan Documents set forth on Exhibit A hereto as required by the Custodial Agreement with respect to each Mortgage Loan set forth on the related Mortgage Loan Schedule.

          The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Seller shall comply with the terms of the Custodial Agreement and the Purchaser shall pay all fees and expenses of the Custodian.

          The Seller shall forward to the Custodian, or after the related Closing Date, to such other Person as the Purchaser shall designate in writing, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian, or to such other Person as the Purchaser shall designate in writing, with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office or title closing agent to be a true and complete copy of the original within ninety days of its submission for recordation.

          In the event any document required to be delivered to the Custodian in the Custodial Agreement, including an original or copy of any document submitted for recordation to the appropriate public recording office, is not so delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, within 90 days following the related Closing

Date (other than with respect to the Assignments of Mortgage which shall be delivered to the Custodian in blank and recorded subsequently by the Purchaser or its designee), and in the event that the Seller does not cure such failure within 30 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by such Seller at the price and in the manner specified in Subsection 9.03. The foregoing repurchase obligation shall not apply in the event that such Seller cannot deliver an original document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that such Seller shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of such Seller, confirming that such documents have been accepted for recording; provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the related Mortgage Loans, such Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate.

          The Seller shall pay all initial recording fees, if any, for the assignments of mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

          Subsection 6.04 Quality Control Procedures.

          The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Seller's loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated in accordance with the Underwriting Guidelines; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

          Subsection 6.05 MERS Designated Loans.

          With respect to each MERS Designated Mortgage Loan, the Seller shall, on or prior to the related Closing Date, designate the Purchaser as the Investor and the Custodian as custodian, and no Person shall be listed as Interim Funder on the MERS System. In addition, on or prior to the related Closing Date, Seller shall provide the Custodian and the Purchaser with a MERS Report listing the Purchaser as the Investor, the Custodian as custodian and no Person as Interim Funder with respect to each MERS Designated Mortgage Loan.

          SECTION 7. Servicing of the Mortgage Loans.

          The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement, the Seller hereby sells, transfers, assigns, conveys and delivers to the Purchaser the Servicing Rights.

          The Purchaser shall retain the Seller as contract servicer of the Mortgage Loans for an interim period pursuant to and in accordance with the terms and conditions set forth in this section provided that if the related Transfer Date has not occurred on or prior to the date which is 60 days after the related Closing Date, the Purchaser and the Seller hereby agrees to negotiate in good faith and enter into a more detailed interim servicing agreement mutually acceptable to the parties. The Seller shall service the Mortgage Loans on an "actual/actual" basis and otherwise in accordance with the Accepted Servicing Practices and the following provisions of this section. The Seller shall not be entitled to a servicing fee in connection with the servicing of any Mortgage Loan hereunder.

          In servicing the Mortgage Loans, the Seller shall comply with all applicable laws, rules and regulations with respect thereto. The Seller shall take no action with respect to any Mortgage Loan, including entering into any litigation, or any agreement with the related Mortgagor, without the prior written consent of the Purchaser. The Seller shall promptly notify the Purchaser in writing of any action which should be taken with respect to any Mortgage Loan in accordance with Accepted Servicing Practices. The Seller shall take no action, and shall not refrain from taking action, which, in either case, (a) would impair the ability of the Purchaser to realize on or enforce the Mortgage Note or the lien of the Mortgage or any other document related thereto or (b) would jeopardize the rights or remedies available to the Purchaser with respect to any Mortgage Loan or otherwise impair the ability of the Purchaser to realize on the Mortgaged Property with respect to such Mortgage Loan.

          The Seller shall be obligated to make all advances on the Mortgage Loans with respect to taxes and insurance premiums due and owing (the "T&I Servicing Advances"). Any other servicing advances in excess of $500 shall be made with the prior written consent of the Purchaser. The Seller shall be required to notify the Purchaser in writing of all advances in excess of $500 required to be made in order to further protect and preserve the Purchaser's interest in the Mortgage Loans and the underlying Mortgaged Property (the "Other Servicing Advances," together with the T&I Servicing Advances, the "Servicing Advances"), and shall make such Other Servicing Advances in a timely fashion unless otherwise instructed by the Purchaser. The Seller shall be entitled to reimbursement for all Servicing Advances from the Purchaser within 15 Business Days following the Transfer Date.

          The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans, including Escrow Payments, separate and apart from any of their own funds and general assets in one or more Eligible Accounts.

          The Seller shall remit to the Purchaser on each Remittance Date all amounts received from any source with respect to the Mortgage Loans. On or prior to each Remittance Date the Seller shall deliver to the Purchaser a remittance advice in electronic format acceptable to the Purchaser as to the accompanying remittance and the period ending on the related Determination Date and shall additionally specify the number of days which each Mortgage Loan is delinquent, and shall contain an explanation of all Servicing Advances made, the status of all Mortgage Loans in foreclosure or otherwise the subject of litigation, and the status of all other collection efforts with respect to each Mortgage Loan.

          SECTION 8. Transfer of Servicing.

          On the applicable Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Seller shall cease all servicing responsibilities related to, the related Mortgage Loans subject to such Transfer Date. The Transfer Date shall be the date determined in accordance with Section 7 herein.

          On or prior to the applicable Transfer Date, the Seller shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

          (a) Notice to Mortgagors. The Seller shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Seller shall provide the Purchaser with copies of all such related notices no later than the Transfer Date.

          (b) Notice to Insurance Companies. The Seller shall transmit to the applicable insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser from and after the Transfer Date. The Seller shall provide the Purchaser with copies of all such notices no later than the Transfer Date.

          (c) Delivery of Servicing Records. The Seller shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Seller's possession relating to each related Mortgage Loan.

          (d) Escrow Payments. The Seller shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Seller shall provide the Purchaser with an accounting statement, in electronic format acceptable to the Purchaser in its sole discretion, of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Seller shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Seller.

          (e) Payoffs and Assumptions. The Seller shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Seller on the related Mortgage Loans from the related Cut-off Date to the Transfer Date.

          (f) Mortgage Payments Received Prior to Transfer Date. Prior to the Transfer Date all payments received by the Seller on each related Mortgage Loan shall be properly applied by the Seller to the account of the particular Mortgagor.

          (g) Mortgage Payments Received after Transfer Date. The amount of any related Monthly Payments received by the Sellers after the Transfer Date shall be forwarded to the Purchaser by overnight mail on the Business Day following the date of receipt. The Seller shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Seller forwards with their payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Seller shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Seller after the Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Seller shall comply with the foregoing requirements with respect to all Monthly Payments received by the Seller after the Transfer Date.

          (h) Misapplied Payments. Misapplied payments shall be processed as follows:

          (i) All parties shall cooperate in correcting misapplication errors;

          (ii) The party receiving notice of a misapplied payment occurring prior to the applicable Transfer Date and discovered after the Transfer Date shall immediately notify the other party;

          (iii) If a misapplied payment which occurred prior to the Transfer Date cannot be identified and said misapplied payment has resulted in a shortage, the Seller shall be liable for the amount of such shortage. The Seller shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

          (iv) If a misapplied payment which occurred prior to the Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within seven (7) Business Days after notice thereof by the other party; and

          (v) Any check issued under the provisions of this Section 8(h) shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

          (i) Books and Records. On the Transfer Date, the books, records and accounts of the Seller with respect to the related Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

          (j) Reconciliation. The Seller shall, on or before the Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Seller and the Purchaser as appropriate.

          (k) IRS Forms. The Seller shall file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before the Transfer Date in relation to the servicing and ownership of the related Mortgage Loans. The Seller shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to either Seller's failure to comply with this paragraph.

          SECTION 9. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

          Subsection 9.01 Representations and Warranties Regarding the Seller.

          The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date:

          (a) Due Organization and Authority. The Seller is a Delaware corporation, validly existing, and in good standing under the laws of its jurisdiction of incorporation. The Seller has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

          (b) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

          (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

          (d) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter, by-laws or other organizational documents or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

          (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

          (f) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors;

          (g) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon the Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

          (h) Anti-Money Laundering Laws. The Seller has complied with all applicable anti-money laundering laws, regulations and executive orders, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted (or the originator of the Mortgage Loan has conducted) the requisite due diligence in connection with the origination of each Mortgage Loan required by the Anti-Money Laundering Laws, and has obtained and will maintain information identifying the applicable Mortgagor as required by the Anti-Money Laundering Laws. Additionally, no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations; and no Mortgagor is subject to the provisions of such

Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

          (i) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles of the United States consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms reasonably requested by the Purchaser in a timely manner and in accordance with the provided instructions;

          (j) Selection Process. The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Seller's portfolio at the related Closing Date as to which the representations and warranties set forth in Subsection 9.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

          (k) Delivery to the Custodian. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit A hereto, except for such documents as will be delivered to the Custodian;

          (l) Mortgage Loan Characteristics. The characteristics of the related Mortgage Loan Package are as set forth on the description of the pool characteristics for the applicable Mortgage Loan Package delivered pursuant to
Section 11 on the related Closing Date in the form attached as Exhibit B to each related Assignment and Conveyance Agreement;

          (m) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished by or on behalf of the Seller pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transaction or Whole Loan Transfer) contains or (up to the applicable Transfer Date) will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

          (n) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

          (o) Sale Treatment. The Seller expects to be advised by its independent certified public accountants that under generally accepted accounting principles the transfer of the Mortgage Loans will be treated as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans to the Purchaser pursuant to this Agreement will be afforded sale treatment for tax and accounting purposes;

          (p) Owner of Record. The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan; and

          (q) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

          Subsection 9.02 Representations and Warranties Regarding Individual Mortgage Loans.

          The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

          (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

          (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note, other than payments not yet 30 days delinquent, have been made and credited. No payment required under the Mortgage Loan is 30 days or more delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made with respect to the Mortgage Loan on its related Due Date or within thirty (30) days thereafter, all in accordance with the terms of the related Mortgage Note;

          (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the related Due Date of the first installment of principal and interest;

          (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Custodian or to such other Person as the Purchaser shall designate in writing, and the terms of which are reflected in the related Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the issuer of the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the related Mortgage Loan Schedule;

          (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac or those of prudent mortgage lenders who originate mortgage loans similar to the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located. If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration as in effect which policy conforms to Fannie Mae and Freddie Mac requirements or those of prudent mortgage lenders who originate mortgage loans similar to the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. Neither the Seller nor the related Mortgagor has engaged in any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory, abusive and fair lending laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to the Illinois Interest Act and Prepayment Penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. This representation and warranty is a Deemed Material and Adverse Representation;

          (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

          (i) Type of Mortgaged Property. The Mortgaged Property is a fee simple estate, or a leasehold estate located in a jurisdiction in which the use of a leasehold estate for residential properties is a widely-accepted practice, that consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual residential condominium unit in a condominium project, or an individual unit in a planned unit development, or an individual unit in a residential cooperative housing corporation; provided, however, that any condominium unit, planned unit development or residential cooperative housing corporation shall conform with the Underwriting Guidelines. No portion of the Mortgaged Property is used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. None of the Mortgaged Properties are Manufactured Homes, log homes, mobile homes, geodesic domes or other unique property types;

          (j) Valid First or Second Lien. The Mortgage is a valid, subsisting, enforceable, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and perfected, first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

               (A) with respect to a Second Lien Loan only, the lien of the first mortgage on the Mortgaged Property;

               (B) the lien of current real property taxes and assessments not yet due and payable;

               (C) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

               (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and perfected first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) and first priority (with respect to a First Lien Loan) or second priority (with respect to a Second Lien Loan) security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

          (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to Prepayment Penalties) except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law). All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller in connection with the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

          (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage other than any amounts placed in a tax or insurance escrow account pursuant to the Mortgage;

          (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, the Purchaser or the Purchaser's designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement except for any warehouse liens that will be released simultaneously with the sale of the Mortgage Loan to the Purchaser, and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

          (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

          (o) LTV. No Mortgage Loan has an LTV greater than 100%;

          (p) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy, or with respect to any Mortgage Loan for which the related Mortgaged

Property is located in California a CLTA lender's title insurance policy, or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first (with respect to a First Lien Loan) or second (with respect to a Second Lien Loan) priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (A), (B) and (C) of paragraph (j) of this Subsection 9.02, and in the case of Adjustable Rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (q) No Defaults. Other than payments due but not yet 30 days or more delinquent, there is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration;

          (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Propert, except for deminimis encroachments acceptable to a prudent mortgage lender that originates mortgage loans similar to the Mortgage Loan in the jurisdiction where the Mortgaged Property is located that will have no adverse affect on the value of the property, provided that any such encroaching improvements are stated in the applicable title insurance policy and affirmatively insured over.

No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (t) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than seventy days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate as well as, in the case of an Adjustable Rate Mortgage Loan, the Lifetime Rate Cap and the Periodic Cap are as set forth on the related Mortgage Loan Schedule. Unless specified on the related Mortgage Loan Schedule as an interest-only loan or a Balloon Mortgage Loan, the Mortgage Note is payable in equal monthly installments of principal (except for Mortgage Loans that provide for a fixed period of interest-only payments at the beginning of their term) and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization. With respect to any Mortgage Loan that provides for a fixed period of interest-only payments at the beginning of its term, at the end of such interest-only period, the Monthly Payment will be recalculated so as to require Monthly Payments sufficient to amortize the Mortgage Loan fully by its stated maturity date. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan is payable on the first day of each month. The Mortgage Loan, by its original terms or any modification thereof, does not provide for amortization beyond its scheduled maturity date. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgage Loan does not require a balloon payment on its stated maturity date;

          (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

          (v) Conformance with Agency and Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines (a copy of which is attached to each related Assignment and Conveyance Agreement). The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and no representations have been made to a Mortgagor that are inconsistent with the mortgage instruments used;

          (w) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Unless otherwise specified on the related Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in paragraph (j) above;

          (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (z) Acceptable Investment. There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing that can reasonably be expected to cause prudent private institutional investors who invest in mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, or cause the Mortgage Loans to prepay during any period materially faster or slower than the mortgage loans originated by the Seller generally;

          (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit A hereto, except for such documents the originals of which have been delivered to the Custodian;

          (bb) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project such Mortgage Loan was originated in accordance with, and the Mortgaged Property meets the guidelines set forth in the Originator's Underwriting Guidelines;

          (cc) Transfer of Mortgage Loans. The Assignment of Mortgage with respect to each Mortgage Loan (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction;

          (dd) Due-On-Sale. With respect to each Fixed Rate Mortgage Loan, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and such provision is enforceable;

          (ee) Assumability. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

          (ff) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (gg) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first (with respect to a First Lien
Loan) or second (with respect to a Second Lien Loan) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (hh) Mortgaged Property Undamaged; No Condemnation Proceedings. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property;

          (ii) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination, servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Interest Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

          (jj) Conversion to Fixed Interest Rate. The Mortgage Loan does not contain a provision whereby the Mortgagor is permitted to convert the Mortgage Interest Rate from and adjustable rate to a fixed rate;

          (kk) Other Insurance Policies; No Defense to Coverage. No action, inaction or event has occurred and no state of facts exists or has existed on or prior to the Closing Date that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

          (ll) No Violation of Environmental Laws. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (mm) Servicemembers' Civil Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Relief Act or other similar state statute;

          (nn) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser, accepted by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (oo) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by, and the Seller has complied with, all applicable law with respect to the making of the Mortgage Loans. The Seller shall maintain such statement in the Mortgage File;

          (pp) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (qq) Request for Notice; No Consent Required. With respect to any Second Lien Loan, if applicable to the Seller, where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the Seller has notified the senior lienholder in writing of the existence of the Second Lien Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder. Either
(a) no consent for the Second Lien Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File. This representation and warranty is a Deemed Material and Adverse Representation;

          (rr) [Reserved];

          (ss) Escrow Analysis. If applicable, with respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

          (tt) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in strict compliance with Accepted Servicing Practices;

          (uu) No Default Under First Lien. With respect to each Second Lien Loan, the related First Lien Loan related thereto is in full force and effect, and there is no default, breach, violation or event which would permit acceleration existing under such first Mortgage or Mortgage Note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration thereunder. This representation and warranty is a Deemed Material and Adverse Representation;

          (vv) Right to Cure First Lien. With respect to each Second Lien Loan, the related first lien Mortgage contains a provision which provides for giving notice of default or breach to the mortgagee under the Mortgage Loan and allows such mortgagee to cure any default under the related first lien Mortgage. This representation and warranty is a Deemed Material and Adverse Representation;

          (ww) No Failure to Cure Default. The Seller has not received a written notice of default of any senior mortgage loan related to the Mortgaged Property which has not been cured;

          (xx) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

          (yy) Leaseholds. If the Mortgage Loan is secured by a leasehold estate, (1) the ground lease is assignable or transferable; (2) the ground lease will not terminate earlier than five years after the maturity date of the Mortgage Loan; (3) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (4) the ground lease permits the mortgaging of the related Mortgaged Property; (5) the ground lease protects the mortgagee's interests in the event of a property condemnation; (6) all ground lease rents, other payments, or assessments that have become due have been paid; and (7) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgaged Property is located;

          (zz) Prepayment Penalty. Each Mortgage Loan that is subject to a Prepayment Penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and will be enforced by the Seller for the benefit of the Purchaser, and each Prepayment Penalty is permitted pursuant to applicable federal, state and local law. Each such Prepayment Penalty is in an amount not more than the maximum amount permitted under applicable law and no such Prepayment Penalty may be imposed for a term in excess of five (5) years with respect to Mortgage Loans originated prior to October, 1, 2002. With respect to Mortgage Loans originated on or after October 1, 2002, the duration of the Prepayment Penalty period shall not exceed three (3) years from the date of the Mortgage Note (except as set forth on the related Mortgage Loan Schedule) unless the Mortgage Loan was modified to reduce the Prepayment Penalty period to no more than three (3) years from the date of the related Mortgage Note and the Mortgagor was notified in writing of such reduction in Prepayment Penalty period. This representation and warranty is a Deemed Material and Adverse Representation;

          (aaa) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. This representation and warranty is a Deemed Material and Adverse Representation;

          (bbb) Flood Service Contract. Each Mortgage Loan is covered by a paid in full, life of loan, flood service contract issued by either First American Flood Data Services or Fidelity, and such contract is transferable. If no such flood service contract is in place, or if such flood service contract is issued by an insurer other than First American Flood Data Services or Fidelity, then on the related Closing Date, the Seller shall remit to the Purchaser a placement fee of ten dollars ($10.00) for each such Mortgage Loan;

          (ccc) Qualified Mortgage. The Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Code;

          (ddd) Tax Service Contract. Either (x) each Mortgage Loan is covered by a paid in full, life of loan, tax service contract, and such contract is transferable, or (y) on the related Closing Date the Purchaser shall net $72.00 per Mortgage Loan from the related Purchase Price to cover the cost of such a tax service contract;

          (eee) Origination. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan;

          (fff) Recordation. Each original Mortgage was recorded, or has been sent for recording, and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

          (ggg) Mortgagor Bankruptcy. On or prior to the related Closing Date, the Mortgagor has not filed and will not file a bankruptcy petition or has not become the subject and will not become the subject of involuntary bankruptcy proceedings or has not consented to or will not consent to the filing of a bankruptcy proceeding against it or to a receiver being appointed in respect of the related Mortgaged Property;

          (hhh) No Prior Offer. The Mortgage Loan has not previously been offered for sale to and been rejected by another investor for material reasons of credit compliance or valuation;

          (iii) Balloon Mortgage Loans. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;

          (jjj) Mortgagor Selection. The Mortgagor was not encouraged or required to select a Mortgage Loan product offered by the Seller which is a higher cost product designed for less creditworthy mortgagors, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities and debt-to-income ratios for a lower-cost similar credit product then offered by the Seller. This representation and warranty is a Deemed Material and Adverse Representation;

          (kkk) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the extent of the related Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor's income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan's originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the related Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (lll) Mortgage Loans with Prepayment Premiums. With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Penalty, (ii) prior to the Mortgage Loan's origination, the Mortgagor was informed of the option of obtaining a mortgage loan that did not require payment of such a penalty as required by applicable state or federal law, (iii) the Prepayment Penalty was adequately disclosed to the Mortgagor in the mortgage loan documents pursuant to applicable state, local and federal law, and (iv) notwithstanding any state, local or federal law to the contrary, the Originator, as servicer, shall not impose such Prepayment Penalty in any instance when the mortgage debt is (x) accelerated as a result of the Mortgagor's default in making the Mortgage Loan payments or
(y) paid off in connection with the workout of a delinquent Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (mmm) Purchase of Insurance. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, property, accident, unemployment, mortgage or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan. This representation and warranty is a Deemed Material and Adverse Representation;

          (nnn) [Reserved];

          (ooo) Disclosure of Fees and Charges. All fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. This representation and warranty is a Deemed Material and Adverse Representation;

          (ppp) No Arbitration. No Mortgage Loan originated on or after July 1, 2004 requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction. This representation and warranty is a Deemed Material and Adverse Representation;

          (qqq) No Negative Amortization of Related First Lien Loan. With respect to each Second Lien Loan, the related First Lien Loan does not permit negative amortization. This representation and warranty is a Deemed Material and Adverse Representation; and

          (rrr) Principal Residence. With respect to each Second Lien Loan, the related Mortgaged Property is the Mortgagor's principal residence. This representation and warranty is a Deemed Material and Adverse Representation.

          Subsection 9.03 Remedies for Breach of Representations and
Warranties.

          It is understood and agreed that the representations and warranties set forth in Subsections 9.01 and 9.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either Seller or by the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other; however, in any event, such notice by Purchaser must be made to the Seller within sixty (60) days of the Purchaser's discovery of such breach. In the event that the Purchaser does not deliver such notice within the sixty (60) day timeframe then the Purchaser shall forfeit its right to require such Seller to repurchase the applicable Mortgage Loan.

          Within 60 days of the earlier of either discovery by or notice to the Seller of any such breach of a representation or warranty, which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Purchaser therein in the case of a representation and warranty relating to a particular Mortgage Loan), such Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, such Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the above sentence, (i) within sixty (60) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representation and warranty set forth in clause (ccc) of Subsection 9.02, such Seller shall repurchase such Mortgage Loan at the Repurchase Price and (ii) any breach of a Deemed Material and Adverse Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loans or the interest of the Purchaser therein. In the event that a breach shall involve any representation or warranty set forth in Subsection 9.01, and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans affected by such breach shall, at the Purchaser's option, be repurchased by such Seller at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Subsection 9.02 (except as provided in the second sentence of this paragraph with respect to certain breaches for which no substitution is permitted) and the Seller discovers or receives notice of any such breach within 120 days of the related Closing Date, such Seller shall, at such Seller's option and provided that such Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If such Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Subsection 9.03 shall be accomplished by direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.

          At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to such Seller and the Purchaser shall reassign the Mortgage Loan affected and any right it may have in the relevant Mortgaged Property to such Seller free and clear of all liens, encumbrances, claims, or interest of any person or entity claiming by, through, or under the Purchaser without recourse and shall execute and deliver to such Seller in recordable form an assignment of the Purchaser's beneficial interest in the affected Mortgage, as well as other documents necessary to reflect the reassignment of any title protection and insurance policies, and the delivery to such Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Custodian or to such other party as the Purchaser may designate in writing for such Qualified Substitute Mortgage Loan the documents required by Subsection 6.03 and the Custodial Agreement, with the Mortgage Note endorsed as required by Subsection
6.03 and the Custodial Agreement. No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall remit directly to the Purchaser, or its designee in accordance with the Purchaser's instructions the Monthly Payment due, if any, on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by such Seller in respect of such Deleted Mortgage Loan.

          For any month in which either Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, such Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller directly to the Purchaser or its designee in accordance with the Purchaser's instructions within two (2) Business Days of such substitution.

          As to each Mortgage Loan, on and after the date servicing is transferred from the Seller to the Purchaser and until such time as the servicing for such Mortgage Loan in reassigned to Sellers, the Purchaser or its designee shall service such Mortgage Loan in conformance and accordance with the servicing practices that Purchaser or its designee would follow in servicing residential mortgage loans held for its own account, giving due consideration to those mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any Successor Servicer and its present and former directors, officers, employees and agents and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement or any Reconstitution Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection 9.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser and Successor Servicer as provided in this Subsection 9.03 and in Subsection 14.01 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.

          Any cause of action against either Seller relating to or arising out of the breach of any representations and warranties made in Subsections 9.01 and 9.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by either Seller to the Purchaser,
(ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

          Notwithstanding the above, in no event shall the indemnifying party be liable to the indemnified party for any punitive, special, incidental, indirect or consequential damages, including but not limited to, lost profits.

          Subsection 9.04 Repurchase of Mortgage Loans with First Payment Defaults. With respect to any Mortgage Loan, in the event that the first scheduled payment of principal and interest due either (i) after origination of such Mortgage Loan is not paid by the related Mortgagor to the then current mortgagee, or (ii) after the related Closing Date is not paid by the related Mortgagor to the Purchaser within thirty (30) days of such related Due Date, the Seller, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser at a price equal to the related Purchase Price Percentage multiplied by the then outstanding principal balance of such Mortgage Loan, plus accrued and unpaid interest thereon from the date to which interest was last paid through the day prior to the repurchase date at the applicable Mortgage Interest Rate, plus any outstanding advances owed to any servicer in connection with such Mortgage Loan. The Purchaser shall have ninety (90) days following such thirty (30) day period to notify the Seller and request a repurchase and the Seller shall repurchase such delinquent Mortgage Loan within thirty (30) days of receipt of such notice. Notwithstanding the foregoing, the Purchaser reserves the right to request a repurchase following such ninety (90) day timeframe in the event of a NSF return of the related first payment.

          Subsection 9.05 Premium Recapture. With respect to any Mortgage Loan without prepayment penalties that prepays in full during the first six months following the related Closing Date, the Seller shall pay the Purchaser, within seven (7) Business Days after Purchaser notifies such Seller in writing (with backup documentation) of such prepayment, such prepayment in full, an amount equal to the excess of the Purchase Price Percentage for such

Mortgage Loan over par, multiplied by the outstanding principal balance of such Mortgage Loan as of the related Cut-off Date.

          SECTION 10. Closing.

          The closing for the purchase and sale of each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, each Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

          The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

          (i) at least two Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem, a listing on a loan-level basis of the necessary information to compute the Purchase Price of the Mortgage Loans delivered on such Closing Date (including accrued interest), and prepare a Mortgage Loan Schedule;

          (ii) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          (iii) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section 11 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

          (iv) the Seller shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement; and

          (v) all other terms and conditions of this Agreement and the related Purchase Price and Terms Agreement shall have been complied with.

          Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

          SECTION 11. Closing Documents.

          The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

                    (1) this Agreement (to be executed and delivered only for
               the initial Closing Date);

                    (2) with respect to the initial Closing Date, the
               Custodial Agreement, dated as of the initial Cut-off Date;

                    (3) the related Mortgage Loan Schedule (one copy to be
               attached to the Custodian's counterpart of the Custodial Agreement in connection with the initial Closing Date, and one copy to be attached to the related Assignment and Conveyance as the Mortgage Loan Schedule thereto);

                    (4) a Custodian's Certification, as required under the
               Custodial Agreement, in the form of Exhibit 2 to the Custodial Agreement;

                    (5) with respect to the initial Closing Date, an Officer's
               Certificate, in the form of Exhibit C hereto with respect to the Seller, including all attachments thereto; with respect to subsequent Closing Dates, an Officer's Certificate upon request of the Purchaser;

                    (6) with respect to the initial Closing Date, an Opinion
               of Counsel of the Custodian (who may be an employee of the Custodian), in the form of an exhibit to the Custodial Agreement(s);

                    (7) a Security Release Certification, in the form of
               Exhibit E or F, as applicable, hereto executed by any person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

                    (8) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by either Seller by merger or acquired or originated by either Seller while conducting business under a name other than its present name, if applicable;

                    (9) Assignment and Conveyance Agreement in the form of
               Exhibit G hereto, and all exhibits thereto;

                    (10) with respect to the initial Closing Date, the
               Underwriting Guidelines to be attached hereto as Exhibit H and with respect to each subsequent Closing Date, the Underwriting Guidelines to be attached to the related Assignment and Conveyance; and

                    (11) a MERS Report reflecting the Purchaser as Investor,
               the Custodian as custodian and no Person as Interim Funder for each MERS Designated Mortgage Loan.

          The Seller shall bear the risk of loss of the closing documents until such time as they are received by the Purchaser or its attorneys.

          SECTION 12. Costs.

          The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and custodial fees. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and the Servicing Rights including recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage, and the Seller's attorney's fees, shall be paid by the Seller.

          SECTION 13. Cooperation of Seller with a Reconstitution.

          The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the related Closing Date, on one or more dates (each, a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

          (i) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each, a "Fannie Mae Transfer"); or

          (ii) Freddie Mac (the "Freddie Mac Transfer"); or

          (iii) one or more third party purchasers in one or more Whole Loan Transfers; or

          (iv) one or more trusts or other entities to be formed as part of one or more Securitization Transactions.

          The Seller agrees to execute in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Seller among the Purchaser, the Seller and any servicer in connection with a Whole Loan Transfer, a sellers' warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the parties, and in connection with a Securitization Transaction, an Assignment and Recognition Agreement substantially in the form attached hereto as Exhibit I (each, a "Reconstitution Agreement"). Notwithstanding anything contained in this Agreement to the contrary, under no circumstances and in no event shall either Seller be required to service any Mortgage Loans subject to a Securitization Transaction on or after the applicable Reconstitution Date.

          With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Purchaser, the Seller agrees (1) to reasonably cooperate with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform a Reconstitution Agreement as required by the Purchaser; (3) to restate the representations and warranties set forth in Subsection 9.01 of this Agreement as of the applicable Reconstitution Date and restate the representations and warranties set forth in Subsection 9.02 of this Agreement as of the applicable Closing Date; provided, however, that the Seller shall restate the Servicing Representations and Warranties set forth in Subsection
9.02 of this Agreement as of the applicable Transfer Date. The Seller shall provide to such servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution: (i) any and all reasonable information and appropriate verification of information which may be reasonably available to the Seller or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall request; (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser or any such other participant; and (iii) to execute, deliver and satisfy all conditions set forth in any indemnity agreement reasonably required by the Purchaser or any such participant. Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreement. The Seller shall indemnify the Purchaser, each affiliate of the Purchaser participating in the Reconstitution, each underwriter or placement agent participating in the Reconstitution and each Person who controls the Purchaser, such affiliate, underwriter or placement agent and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the information provided by or on behalf of either Seller regarding either Seller, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document (including, without limitation, structural term sheets, collateral term sheets and computational materials) prepared in connection with any Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

          In the event the Purchaser has elected to have the Seller hold record title to the Mortgages, prior to the Reconstitution Date, the Seller shall prepare an assignment of mortgage in blank from the Seller, acceptable to the prospective purchaser or trustee, as applicable, for each Mortgage Loan that is part of the Reconstitution and shall pay all preparation and recording costs associated therewith. In connection with the Reconstitution, the Seller shall execute each assignment of mortgage.

          All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and with respect thereto this Agreement shall remain in full force and effect.


          SECTION 14. The Seller.

          Subsection 14.01 Additional Indemnification by the Seller; Third Party Claims.

          (a) The Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any Successor Servicer and its present and former directors, officers, employees and agents, and hold such parties harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses (including legal fees and expenses incurred in connection with the enforcement of the Seller's indemnification obligations under this Subsection 14.01) and related costs, judgments, and any other costs, fees and expenses that such parties may sustain in any way related to the Seller to perform its duties and to service the Mortgage Loans in strict compliance with the terms of this Agreement or any

Reconstitution Agreement entered into pursuant to Section 13 or any breach of the Seller's representations, warranties and covenants set forth in this Agreement. For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.

          (b) Promptly after receipt by an indemnified party under this Subsection 14.01 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Subsection 14.01, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Subsection 14.01, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Subsection 14.01. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable)), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          Subsection 14.02 Merger or Consolidation of the Seller.

          The Seller will keep in full effect their existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which either Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which either Seller shall be a party, or any Person succeeding to the business of either Seller, shall be the successor of such Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall have a net worth of at least $25,000,000.


          SECTION 15. Financial Statements.

          The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers audited financial statements of the Seller for the most recently completed three fiscal years respecting which such statements are available, as well as a Consolidated Statement of Condition of the Seller at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above.

          The Seller also agrees to allow reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

          SECTION 16. Mandatory Delivery; Grant of Security Interest.

          The sale and delivery on the related Closing Date of the Mortgage Loans described on the related Mortgage Loan Schedule is mandatory from and after the date of the execution of the related Purchase Price and Terms Agreement, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of either Seller's failure to deliver (i) each of the related Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligations under the related Purchase Price and Terms Agreement, and the Seller agrees that they shall hold such Mortgage Loans in custody for the Purchaser subject to the Purchaser's
(a) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (b) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          SECTION 17. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

          (i)   if to the Seller:

                Wilmington Finance Inc.
                401 Plymouth Road, Suite 400
                Plymouth Meeting, Pennsylvania 19462
                Attention: Carl Messina

          (ii)  if to the Purchaser:

                Morgan Stanley Mortgage Capital Inc.
                1221 Avenue of the Americas
                27th Floor
                New York, New York 10020
                Attention: Peter Woroniecki - Whole Loan Operations Manager
                Fax: 212-507-3565
                Email: peter.woroniecki@morganstanley.com

                with copies to:

                Jeff Williams
                Morgan Stanley - Servicing Oversight
                5002 T-Rex Ave
                Suite 300
                Boca Raton, Florida 33431
                Fax: 561-443-6040
                Email: jeff.williams@morganstanley.com

                Scott Samlin
                Morgan Stanley - RFPG
                1585 Broadway, 10th Floor
                New York, New York 10036
                Fax: 212-761-6352
                Email: scott.samlin@morganstanley.com

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          SECTION 18. Severability Clause.

          Any part, provision representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          SECTION 19. Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          SECTION 20. Governing Law.

          This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

          SECTION 21. Intention of the Parties.

          It is the intention of the parties that the Purchaser is purchasing, and the Seller are selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

          SECTION 22. Successors and Assigns; Assignment of Purchase
Agreement.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser, which consent may be withheld by the Purchaser in its sole discretion. This Agreement may be assigned, pledged or hypothecated by the Purchaser in whole or in part, and with respect to one or more of the Mortgage Loans, without the consent of the Seller. There shall be no limitation on the number of assignments or transfers allowable by the Purchaser with respect to the Mortgage Loans and this Agreement. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Seller acknowledges and agrees to look solely to such assignee, and not to the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Seller with respect thereto.

          SECTION 23. Waivers.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          SECTION 24. Exhibits.

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          SECTION 25. General Interpretive Principles.

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          SECTION 26. Reproduction of Documents.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and
(c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          SECTION 27. Further Agreements.

          The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          SECTION 28. Recordation of Assignments of Mortgage.

          To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or their comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

          SECTION 29. No Solicitation.

          From and after the related Closing Date, the Seller agrees that they will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors on either Seller's behalf, to personally, by telephone or mail (via electronic means or otherwise), solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that the Seller, or any of their respective affiliates:

          (i) may advertise its availability for handling refinancings of mortgages in their portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the servicing portfolio of the Seller and any of its affiliates (those it owns as well as those serviced for others); and

          (ii) may provide pay-off information and otherwise cooperate with individual mortgagors who contact them about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available.

          Promotions undertaken by the Seller or by any affiliate of the Seller which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section 29.

          SECTION 30. Waiver of Trial by Jury.

          THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 31. Governing Law Jurisdiction; Consent to Service of Process.THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW RULES AND PRINCIPLES. EACH OF THE PURCHASER AND THE SELLER IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

          SECTION 32. Confidentiality.

          Each of the Purchaser and the Seller shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent: (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs;

(b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person's duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c) that is disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an affiliate assignee thereof) or to any Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

          Notwithstanding any other express or implied agreement to the contrary, each of the Purchaser and the Seller agree and acknowledge that each of them and each of their employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except to the extent that confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

          SECTION 33. Compliance With Regulation AB.Subsection 33.01 Intent of the Parties; Reasonableness.

          The Purchaser and the Seller acknowledges and agrees that the purpose of Section 33 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

          Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Third-Party Originator and the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

          The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Subsection 33.02 Additional Representations and Warranties of the
Seller.

     (a) The Seller shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Subsection 33.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller or any Third-Party Originator; and (ii) there are no affiliations, relationships or transactions relating to the Seller or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Subsection 33.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Subsection 33.03  Information to Be Provided by the Seller.

          In connection with any Securitization Transaction the Seller shall
(i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a) and (b) of this Section, and (ii) as promptly as practicable following notice to or discovery by any Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1103(a)(1), 1105 (subject to paragraph (b) below), 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller and each Third-Party Originator; and

          (D) a description of any affiliation or relationship between the Seller, each Third-Party Originator and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

               (1)  the sponsor;
               (2)  the depositor;
               (3)  the issuing entity;
               (4)  any servicer;
               (5)  any trustee;
               (6)  any originator;
               (7)  any significant obligor;
               (8)  any enhancement or support provider; and
               (9)  any other material transaction party.

     (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared in form and substance reasonably satisfactory to the Purchaser by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. The Seller and the Purchaser agree that either (i) the Seller shall provide all Static Pool Information, as described above, or (ii) solely with respect to the period of time prior to January 1, 2006, the Seller shall represent and warrant that they are unable without unreasonable effort or expense to provide Static Pool Information and indemnify the Purchaser for such assessment. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that the Purchaser or any Depositor shall not be requesting, and the Seller shall not be required to provide, Static Pool Information from the Seller until such time that the Purchaser is informed by the Seller that it is able to comply with the obligations set forth above.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

     If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to such Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) [Reserved].

     (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against such Seller or any Third-Party Originator (to the extent permitted by applicable law) and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between such Seller or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and
(ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

          (e) With respect to those Mortgage Loans that were sold to the Purchaser pursuant to this Agreement, the Purchaser shall cause the servicer (or another party) to be obligated to provide information, on a monthly basis and in the form customarily provided by such servicer or other party (which need not be customized for the Seller) with respect to the Mortgage Loans reasonably necessary for the Seller to comply with their contractual and other obligations under Regulation AB reasonably related to information reasonably requested from the Seller for purposes of compliance with Regulation AB, including, without limitation, providing to the Seller Static Pool Information, as set forth in Item 1105(a)(2) and (3) of Regulation AB (such information provided by the servicer or such other party, the "Loan Performance Information").

     Subsection 33.04  Indemnification; Remedies.

          (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Section 33 by or on behalf of any Seller, or provided under this
     Section 33 by or on behalf of any Third-Party Originator (collectively, the "Seller Information"), or (B) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by any Seller or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 33; or

          (iii) any breach by any Seller of a representation or warranty set forth in Subsection 33.02(a) or in a writing furnished pursuant to Subsection 33.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by any Seller of a representation or warranty in a writing furnished pursuant to Subsection 33.02(b) to the extent made as of a date subsequent to such closing date.

          In the case of any failure of performance described in clause
(a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by any Seller or any Third-Party Originator.

          (b) [Reserved].

          (c) The Purchaser shall indemnify the Seller, each affiliate of the Seller and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in the Loan Performance Information or (B) the omission or alleged omission to state in the Loan Performance Information a material fact required to be stated in the Loan Performance Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
          (B) of this paragraph shall be construed solely by reference to the Loan Performance Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Loan Performance Information or any portion thereof is presented together with or separately from such other information; or

               (ii) any failure by the Purchaser or by the related servicer to deliver any Loan Performance Information as required under Subsection 34.03(e).

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                                    MORGAN STANLEY MORTGAGE CAPITAL INC.
                                      (Purchaser)


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                                    WILMINGTON FINANCE INC.
                                      (Seller)


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________

                                   EXHIBIT A

                        CONTENTS OF EACH MORTGAGE FILE
                        ------------------------------

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, pursuant to Section 6 of the Mortgage Loan Purchase and Warranties Agreement to which this Exhibit is attached (the "Agreement"):

          (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If the Mortgage Loan was acquired by either Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

          (b) the original of any guarantee executed in connection with the Mortgage Note;

          (c) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, such Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of such Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by such Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

          (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

          (e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except with respect to MERS Designated Loans). The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by either Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by either Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

          (f) the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee (or, in the case of a MERS Designated Loan, MERS) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, such Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of such Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

          (g) the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company;

          (h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (i) if any of the above documents has been executed by a person holding a power of attorney, an original or photocopy of such power certified by the Seller to be a true and correct copy of the original.

          In the event an Officer's Certificate of either Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, such Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                   EXHIBIT B

                                  [RESERVED]

                                   EXHIBIT C

                        SELLER'S OFFICER'S CERTIFICATE
                        ------------------------------

          I, ____________________, hereby certify that I am the duly elected [Vice] President of ________________ [COMPANY], a [state] [federally] chartered institution organized under the laws of the [state of ____________] [United States] (the "Company") and further as follows:

               (i) Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since ___________.

               (ii) Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ___________.

               (iii) Attached hereto as Exhibit 3 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

               (iv) Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver the Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006 (the "Purchase Agreement"), by and between Morgan Stanley Mortgage Capital Inc. (the "Purchaser") and the Company, [and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature], and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since
          ____________.

               (v) Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, [the sale of the mortgage loans] or the consummation of the transactions contemplated by the agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

               (vi) Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company or, to the best of my knowledge, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

               (vii) To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.

               (viii) Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Company, signed (a) the Purchase Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

               (ix) The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:____________________              By:___________________________
                                        Name:_________________________
[Seal]                                  Title: [Vice] President

          I, ________________________, an [Assistant] Secretary of
______________ [COMPANY], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________              By:___________________________
                                        Name:_________________________
                                        Title: [Assistant] Secretary

                                 EXHIBIT 5 to
                        Company's Officer's Certificate


                 NAME                                   TITLE                           SIGNATURE
                 ----                                   -----                           ---------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------

    --------------------------------      --------------------------------   --------------------------------


                                   EXHIBIT D

                                  [RESERVED]

                                   EXHIBIT E

                    FORM OF SECURITY RELEASE CERTIFICATION
                    --------------------------------------




                                                    ___________________, 200__



[Federal Home Loan Bank of
______ (the "Association")]
___________________________
___________________________
___________________________


Attention:    ___________________________
              ___________________________

      Re:  Notice of Sale and Release of Collateral
           ----------------------------------------

Dear Sirs:

          This letter serves as notice that ________________________ [COMPANY] a [type of entity], organized pursuant to the laws of [the State of incorporation] (the "Company") has committed to sell certain mortgage loans to Morgan Stanley Mortgage Capital Inc. under the Mortgage Loan Purchase and Warranties Agreement. The Company warrants that the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc. are in addition to and beyond any collateral required to secure advances made by the Association to the Company.

          The Company acknowledges that the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc. shall not be used as additional or substitute collateral for advances made by the Association. Morgan Stanley Mortgage Capital Inc. understands that the balance of the Company's mortgage loan portfolio may be used as collateral or additional collateral for advances made by the Association, and confirms that it has no interest therein.

          Execution of this letter by the Association shall constitute a full and complete release of any security interest, claim, or lien which the Association may have against the mortgage loans to be sold to Morgan Stanley Mortgage Capital Inc.

               Very truly yours,

         ______________________________



         By:___________________________
         Name:_________________________
         Title:________________________
         Date:_________________________


Acknowledged and approved:

[FEDERAL HOME LOAN BANK OF]

______________________________

By:_______________________________
Name:_____________________________
Title:____________________________
Date:_____________________________

                                   EXHIBIT F

                    FORM OF SECURITY RELEASE CERTIFICATION
                    --------------------------------------

                        I. Release of Security Interest
                           ----------------------------

          The financial institution named below hereby relinquishes any and all right, title, interest, lien or claim of any kind it may have in all mortgage loans described on the attached Schedule A (the "Mortgage Loans"), to be purchased by Morgan Stanley Mortgage Capital Inc. from the company named on the next page (the "Company") pursuant to that certain Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company or its designees, as of the date and time of the sale of such Mortgage Loans to Morgan Stanley Mortgage Capital Inc. Such release shall be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds, of $_____________, in accordance with the wire instructions set forth below.

Name, Address and Wire Instructions of Financial Institution


     _________________________________
                  (Name)

     _________________________________
                (Address)

     _________________________________

     _________________________________

     _________________________________




     By:______________________________

                         II. Certification of Release
                             ------------------------

          The Company named below hereby certifies to Morgan Stanley Mortgage Capital Inc. that, as of the date and time of the sale of the above-mentioned Mortgage Loans to Morgan Stanley Mortgage Capital Inc. the security interests in the Mortgage Loans released by the above-named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                     ______________________________

                                     By:___________________________
                                     Title:________________________
                                     Date:_________________________

                                   EXHIBIT G

                  FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT
                  -------------------------------------------

          On this ___ day of ____________, ________, Wilmington Finance Inc. ("Seller"), as the Seller under (i) that certain Purchase Price and Terms Agreement, dated as of ________, 200_ (the "PPTA"), and (ii) that certain Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006 (the "Purchase Agreement"), do hereby sell, transfer, assign, set over and convey to Morgan Stanley Mortgage Capital, Inc. ("Purchaser") as the Purchaser under the Agreements (as defined below) without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans"), together with the Mortgage Files and the related Servicing Rights and all rights and obligations arising under the documents contained therein. Each Mortgage Loan subject to the Agreements was underwritten in accordance with, and conforms to, the Underwriting Guidelines attached hereto as Exhibit C. Pursuant to Section 6 of the Purchase Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Purchase Agreement. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only. The PPTA and the Purchase Agreement shall collectively be referred to as the "Agreements" herein.

          The Mortgage Loan Package characteristics of the Mortgage Loans subject hereto are set forth on Exhibit B hereto.

          In accordance with Section 6 of the Purchase Agreement, the Purchaser accepts the Mortgage Loans listed on Exhibit A attached hereto. Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Agreements.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]

                                     WILMINGTON FINANCE INC.



                                     By: ___________________________________
                                         Name: _____________________________
                                         Title: ____________________________


Accepted and Agreed:

MORGAN STANLEY MORTGAGE CAPITAL INC.



By: ________________________________
    Name:
    Title:

                                   EXHIBIT A
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

                              THE MORTGAGE LOANS
                              ------------------

                                   EXHIBIT B
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE POOL
            -------------------------------------------------------
                CHARACTERISTICS OF EACH MORTGAGE LOAN PACKAGE
                ---------------------------------------------

Pool Characteristics of the Mortgage Loan Package as delivered on the related Closing Date:

No Mortgage Loan has: (1) an outstanding principal balance less than $_____;
(2) an origination date earlier than __ months prior to the related Cut-off Date; (3) a CLTV of greater than ____%; (4) a FICO Score of less than ___; or
(5) a debt-to-income ratio of more than ___%. Each Mortgage Loan has a Mortgage Interest Rate of at least ___% per annum and an outstanding principal balance of less than $______. Each Adjustable Rate Mortgage Loan has an Index of [______].

                                   EXHIBIT C
                    TO ASSIGNMENT AND CONVEYANCE AGREEMENT

                            UNDERWRITING GUIDELINES
                            -----------------------

                                   EXHIBIT H

                            UNDERWRITING GUIDELINES
                            -----------------------

                                                                     Exhibit J


                                   EXHIBIT I

                 FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated [____________ __, 20__] ("Agreement"), among Morgan Stanley Mortgage Capital Inc. ("Assignor"), [____________________] ("Assignee") and [SELLERS] (the "Company"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Mortgage Loan Purchase and Warranties Agreement (the "Purchase Agreement"), dated as of November 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement or (ii) the rights of the Purchaser under Section 9.04 of the Purchase Agreement.

Recognition of the Company

          2. From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to [__________________] (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of [______], 200_ (the "Pooling Agreement"), among the Assignee, the Assignor, [___________________], as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"), [____________________], as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 6 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the

Custodian or the Bailee under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

Representations and Warranties of the Company

          3. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

     (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

     (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

     (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent.

          4. Pursuant to Section 13 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth on Exhibit B hereto are true and correct as of the applicable Closing Date; provided, however, that the Seller shall restate the representations and warranties set forth on Exhibit B that match the Servicing Representations and Warranties as set forth in Subsection 9.02 of the Purchase Agreement as of the applicable Transfer Date unless otherwise specifically stated in such representations and warranties.

Remedies for Breach of Representations and Warranties

          5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Miscellaneous

          6. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          7. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          8. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          9. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

          10. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          11. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          12. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                    WILMINGTON FINANCE INC.



                                    By:_____________________________________
                                       Name:________________________________
                                       Its:_________________________________


                                    MORGAN STANLEY MORTGAGE CAPITAL INC.



                                    By:_____________________________________
                                       Name:________________________________
                                       Its:_________________________________


                                    [__________________________]



                                    By:_____________________________________
                                       Name:________________________________
                                       Its:_________________________________

               EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT
               -------------------------------------------------

                            Mortgage Loan Schedule

               EXHIBIT B TO ASSIGNMENT AND RECOGNITION AGREEMENT
               -------------------------------------------------

                        Representations and Warranties
                      Regarding Individual Mortgage Loans